BUSHIDO CAPITAL LONG/SHORT FUND

Investor Class – BCLSX

A series of Managed Portfolio Series (the “Trust”)

Supplement dated October 14, 2016 to the Prospectus, Summary Prospectus and Statement
of Additional Information (“SAI”) each dated January 28, 2016

Based upon a recommendation by Bushido Capital Partners, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved a plan of liquidation for the Bushido Capital Long/Short Fund (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around November 30, 2016 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on October 14, 2016, the Fund is closed to new investments.  In addition, effective October 17, 2016, the Adviser will begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date.  The Board has determined to waive any applicable redemption fee for shares redeemed on or after October 14, 2016.  Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If the Fund has not received your redemption request or other instruction by the close of business on November 29, 2016, your shares will be automatically redeemed on the Liquidation Date.  Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding.  Although the Liquidation is not expected to be a taxable event for the Fund, for shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).

If you take no action prior to November 29, 2016, your shares will be automatically redeemed on the Liquidation Date.  Your net cash proceeds from the Fund, less any required withholding, will be sent to the address of record.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 855-359-1515 prior to November 29, 2016 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Please contact the Fund at 855-359-1515 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.